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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): November 7, 2000


                             Hercules Incorporated
             (Exact name of registrant as specified in its charter)



Delaware                              001-00496           51-0023450
(State or other jurisdiction        (Commission           (IRS Employer
of incorporation)                   File Number)          Identification No.)


                                 Hercules Plaza
                            1313 North Market Street
                         Wilmington, Delaware 19894-0001
               (Address of principal executive offices) (Zip Code)

                                 (302) 594-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits.

     (c)   Exhibits.

     99.1 Certain information disclosed to prospective purchasers of senior notes not previously publicly reported.


Item 9.  Regulation FD Disclosure.

         We are conducting a $375 million offering of senior notes to repay certain maturing debt securities. The offering will be a private placement under Rule 144A of the Securities Act of 1933 and will be made only to qualified institutional buyers and to investors in transactions exempt from registration under Regulation S under the Securities Act. In connection with the offering of senior notes, we anticipate disclosing to prospective purchasers of the senior notes certain information that has not been previously publicly reported. A copy of such information is attached as an exhibit to this current report on Form 8-K.

         No assurance can be made that the offering of senior notes will be completed. The offering of senior notes is presently expected to be completed by November 15, 2000.

         The senior notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer or sale would be unlawful.

         This current report on Form 8-K, together with the information attached as an exhibit hereto, includes "forward-looking statements," as defined in the Private Securities Litigation Reform Act of 1995, reflecting management's current analysis and expectations, based on reasonable assumptions. Although we believe that our plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results, including the timing of the offering and the proceeds anticipated therefrom, among others, could differ materially depending on factors discussed in reports filed with the Securities and Exchange Commission. This paragraph is included to provide safe harbor for forward-looking statements, which are not required to be publicly revised as circumstances change.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       HERCULES INCORPORATED


November 7, 2000                       By: /s/ Israel J. Floyd
                                          -------------------------------------
                                               Israel J. Floyd, Executive Vice
                                               President, Secretary and General
                                               Counsel


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                                  EXHIBIT INDEX

Number        Exhibit

99.1 Certain information disclosed to prospective purchasers of senior notes not previously publicly reported.